                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     March 9, 2004
                                                 -------------------------------


                                 DEB SHOPS, INC.
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             (Exact Name of Registrant as specified in its charter)



Pennsylvania                              0-12188            23-1913593
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(State or other jurisdiction            (Commission          (IRS Employer
   of incorporation)                    File Number)         Identification No.)



9401 Blue Grass Road,  Philadelphia, PA                      19114
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(Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code  (215) 676-6000
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         The following exhibit is furnished with this Current Report on Form
8-K:

         Exhibit
         No.         Description
         -------     -----------

         99 Press release, dated March 9, 2004, captioned "DEB SHOPS, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR RESULTS; Establishes fiscal 2005 guidance of $1.20 to $1.30 per diluted share."

Item 12. Results of Operations and Financial Condition.

         On March 9, 2004, Deb Shops, Inc. (the "Company") issued a press release announcing its results for its fourth quarter and fiscal year ended January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.

         The information hereunder shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         Use of Non-GAAP Financial Information
         -------------------------------------

         To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses the non-GAAP measure of EBIDTA (defined by the Company as net income (loss) before taxes, depreciation and amortization) for the three months and fiscal year ended January 31, 2004.

         The Company's management reviews this non-GAAP measure internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of EBITDA provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measure included in the press release attached hereto as Exhibit 99 has been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEB SHOPS, INC.


Dated:  March 9, 2004                       By:  Barry J. Susson
                                               -----------------------------
                                                 Barry J. Susson
                                                 Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



         The following exhibit is furnished as part of this Current Report on Form 8-K:

         Exhibit
         No.         Description
         -------     -----------

         99* Press release, dated March 9, 2004, captioned "DEB SHOPS, INC. ANNOUNCES FOURTH QUARTER AND FULL YEAR RESULTS; Establishes fiscal 2005 guidance of $1.20 to $1.30 per diluted share."

         * Filed electronically herewith.